U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 23, 2015
ADVANCED EMISSIONS SOLUTIONS, INC.
(Name of registrant as specified in its charter)

Delaware	000-54992	27-5472457
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9135 South Ridgeline Boulevard, Suite 200, Highlands Ranch CO,	80129
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (303)-734-1727
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K filed on June 23, 2015 (the “Form 8-K”) is being filed solely to file the correct version of Exhibit 99.2. A wrong version of Exhibit 99.2 was previously filed with the Form 8-K. No other change is effected by this Amendment No. 1. The Registrant has corrected its press release "Advance Emissions Solutions Provides Refined Coal Update" to change the description in the second bullet point from "three" RC investors to "multiple" RC investors. In addition, the Company took out a section of the second sentence within the safe harbor provision that read "expectations regarding future CCS annual revenues". See attached Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits
EXHIBIT INDEX

Exhibit No.	Description
99.1	June 2015 Investor Presentation (previously filed)
99.2	Press Release dated June 23, 2015 (as corrected)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 25, 2015

Advanced Emissions Solutions, Inc.
Registrant

/s/ L. Heath Sampson
L. Heath Sampson
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	June 2015 Investor Presentation (previously filed)
99.2	Press Release dated June 23, 2015 (as corrected)

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